                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 20, 2002



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                      001-15181              04-3363001
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)



                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (207) 775-8100

ITEM 5.  OTHER EVENTS

     On May 20, 2002 we updated our second quarter 2002 outlook. Further information is included in our press release filed as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c) Exhibits

        99.1     Press Release dated May 20, 2002.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Fairchild Semiconductor International, Inc.


Date:  May 20, 2002                  /s/  David A. Henry
                                     -------------------------------------------
                                     David A. Henry
                                     Vice President, Corporate Controller
                                     (Principal Accounting Officer and
                                     Duly Authorized Officer)

Exhibit 99.1

For Immediate Release                www.fairchildsemi.com
May 20, 2002                         ---------------------

                                           Investor Relations:
                                           Pete Groth
                                           207-775-8660
                                           investor@fairchildsemi.com
                                           --------------------------

                                           Corporate Communications:
                                           Fran Harrison
                                           207-775-8576
                                           fran.harrison@fairchildsemi.com
                                           -------------------------------

                                           Public Relations Firm:
                                           Barbara Ewen
                                           CHEN PR
                                           781-466-8282
                                           bewen@chenpr.com
                                           ----------------